Old Mutual Funds II
Supplement Dated January 16, 2009

This Supplement updates certain information contained in the currently effective Class A and Class C Shares Prospectus of Old Mutual Funds II (the “Trust”) dated July 28, 2008, as supplemented (the “Prospectus”).  You should retain your Prospectus for future reference. You may obtain an additional copy of the Prospectus free of charge, by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

In the section entitled “Fund Summaries – Old Mutual Cash Reserves Fund – Fees and Expenses” on page 71 of the Prospectus, the following paragraph is added at the end of the last footnote to the Fees and Expenses Table:

Old Mutual Capital has voluntarily agreed to reimburse expenses, including but not limited to distribution and/or shareholder servicing expenses, to the extent necessary to assist the Old Mutual Cash Reserves Fund in maintaining a minimum yield of 0.10% for each of the Old Mutual Cash Reserves Fund’s Class A and Class C shares.  There is no guarantee that the Old Mutual Cash Reserves Fund will maintain this yield.  The agreement to reimburse expenses is voluntary and may be modified or discontinued by Old Mutual Capital at any time.

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Distributed by Old Mutual Investment Partners
R-09-446 1/2009